       LEGG MASON
       -------------------------------------------------------------------------
       SPECIAL INVESTMENT TRUST, INC.
                       ---------------------------------------------------------

                                   QUARTERLY REPORT TO SHAREHOLDERS
                                   June 30, 2003
                                   Primary Class
                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

Glossary of Index Definitions

Lipper Mid-Cap Core Funds -- Average of the 318 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. Mid-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Mid-Cap 400 Index.

Russell Mid-Cap Index -- Measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization, which represents approximately 35% of the total market capitalization of the Russell 1000 Index.

Russell 2000 Index -- Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

S&P 500 Stock Composite Index -- An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

S&P Mid-Cap 400 Index -- A market-weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.

To Our Shareholders,

  We are pleased to report that investment returns on Primary Class shares of the Legg Mason Special Investment Trust were excellent on both an absolute and relative basis in the three-, six- and twelve-month periods ended June 30, 2003:

                                           Total Returns(A)
                                    -------------------------------
                                    3 Months   6 Months   12 Months
                                    --------   --------   ---------
Special Investment Trust Primary
  Class                             +29.17%    +27.64%     +29.43%
Lipper Mid-Cap Core Funds(B)        +17.96%    +13.64%      -0.23%
Russell 2000 Index(B)               +23.42%    +17.88%      -1.64%

  On the following pages, Lisa Rapuano, the Special Investment Trust's portfolio manager, comments on the Fund's performance, a number of stocks owned by the Fund, and overall portfolio management strategy.

  Many shareholders invest regularly in Special Investment Trust shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

      Sincerely,

      /s/ JOHN F. CURLEY, JR.                /s/ MARK R. FETTING
      John F. Curley, Jr.                    Mark R. Fetting
      Chairman                               President


July 28, 2003

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

(B) See the inside front cover for index definitions.

Portfolio Manager's Commentary

Legg Mason Special Investment Trust, Inc.

  The cumulative results for our Fund for various periods ended June 30, 2003, were as follows:

                                          CUMULATIVE TOTAL RETURNS, PERIODS ENDED JUNE 30, 2003
                           ------------------------------------------------------------------------------------
                            THREE    YEAR TO     ONE      THREE     FIVE       TEN      FIFTEEN       SINCE
                           MONTHS     DATE      YEAR      YEARS     YEARS     YEARS      YEARS     INCEPTION(A)
---------------------------------------------------------------------------------------------------------------
Special Investment Trust
 Primary Class(B)          +29.17%   +27.64%   +29.43%   +12.19%   +58.31%   +241.19%   +637.29%     +794.17%
Lipper Mid-Cap Core Funds  +17.96%   +13.64%    -0.23%    -6.80%   +29.32%   +172.12%   +453.79%     +561.98%
Russell Mid-Cap Index      +18.26%   +15.47%    +2.63%    -5.94%   +17.92%   +177.57%   +444.46%     +676.30%
S&P Mid-Cap 400 Index      +17.63%   +12.41%    -0.71%    +3.00%   +41.18%   +229.15%   +661.75%     +934.06%
Russell 2000 Index         +23.42%   +17.88%    -1.64%    -9.58%    +4.92%   +120.78%   +275.01%     +358.92%
S&P 500 Stock Composite
 Index                     +15.39%   +11.76%    +0.25%   -29.98%    -7.81%   +160.37%   +406.02%     +612.46%

---------------

Source: Lipper Inc. See the inside front cover for index definitions.

  We had very good performance in the quarter, beating all the relevant indices as well as our peer group. As a result of the last four quarters of outperformance, our long-term numbers are now well ahead of all the indices on a one-, three-, five-, and ten-year basis, and we beat all but the S&P 400 Mid-Cap Index for the fifteen-year and since-inception periods. The last three years have seen negative returns for many funds and indices, but after this quarter we are happy to be showing positive returns once again for the three-year period. We understand that it has been a very trying time for investors, and we hate to see losses, so we take this opportunity to thank investors who have shared our long-term view.

  Companies "in recovery" once again drove our Fund's performance in the quarter -- those stocks that had been hit the hardest during the downturn rebounded the most as the market rallied. Many of them had perceived liquidity issues, or were fallen technology, Internet or telecom-oriented issues. Our best performers were AmeriCredit, a sub-prime auto lender recovering from the depths of despair over a possible liquidity crisis, which was up 159.1%; and CNET, an Internet content company supported by advertising, which was up 137.1%. Both of these names were also among the worst performers for the twelve months prior to this quarter.

  Of our lagging performers for the quarter, only two turned in negative returns. Tenet Healthcare, a hospital company surrounded by controversy, was down 30.2%. We only began purchasing Tenet last quarter, and it remains a small position. We believe, however, that Tenet is laying the groundwork for a solid turnaround and we applaud the management's efforts in reforming their corporate governance. It

---------------

(A) The inception date of the Special Investment Trust Primary Class is December 30, 1985. Index returns are for periods beginning December 31, 1985.

(B) Past performance does not guarantee future results. The investment return and principal value of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

does appear, however, that it's going to be a long turnaround effort, so we are quite sensitive about the price that we may pay for the stock. Our other negative performer was Acxiom, a marketing services company, down 9.4% due to a disappointing first quarter report.

  Over the last year or so we have been writing about the plethora of available undervalued investments. One of the problems was, however, that these opportunities kept getting cheaper! Market participants continued to sell anything that smelled risky or was experiencing short-term problems, so the stock prices reached lows that we could not have imagined in many cases. In response to this environment, we became more aggressive in committing capital to what were, in our view, extraordinary opportunities. When the market turned around this past quarter, our portfolio was extremely well positioned, which drove our performance.

  We wrote last quarter that many of our companies were beginning to report improving fundamentals, and that despite this fact, the stock market was not rewarding them. This quarter, we saw a total reversal of this market behavior. Stock prices rose across the board, regardless of whether actual results had indeed begun to improve. As the market has rallied, we have begun to see some analysts writing about stocks being ahead of themselves from a valuation standpoint. In a period such as the one we are in right now, it is extremely difficult to value companies, because stocks always appear ahead of themselves as fundamentals and the economy turn. Analysts have difficulty envisioning how things might look in the future, after being conditioned for the last three years to look at everything in a negative light.

  We think it is likely that the market pauses while the fundamental results of companies either corroborate or repudiate the recent run we have had in stock prices. We do not think all stocks "deserve" the price appreciation they have experienced. Indeed some may be ahead of themselves. However, we think that fundamentals for the companies we own are improving, and that we will see sales and earnings estimates begin to rise as confidence builds. Many stock prices and valuations that appear expensive or ahead of themselves will in retrospect look reasonable or even cheap.

  The individual securities we own are obviously an important part of our performance, but of equal or greater importance are our money management decisions. The Fund is not just a group of stocks, but a portfolio designed to maximize returns and minimize risks. So, as we discuss our investment activity, many people want to simply talk about individual stocks -- why we own this or that, how we were wrong about an individual holding (which happens all the time), or how we would have had different performance if we hadn't owned a single security that performed particularly well or badly.

  The obvious point is that the portfolio is a collection of securities with different risk/reward profiles. A more subtle but very important point is that the individual securities have varied drivers of these potential returns and losses. The portfolio is designed to diversify the drivers of value and to diversify the causes of loss. As we assess a company for potential investment, we look not only at what the company is most likely worth, but also at what is likely to cause that value to be realized and what could make us wrong about the investment. We are always looking at all the potential outcomes of the investment in the context of the portfolio as a whole, not in isolation.

  There are all kinds of implications of thinking about the portfolio as more than just a collection of individual stocks. One is that we need to think about diversification at a more sophisticated level than just what sectors or industries in which we are invested. For example, the composition of our investments within the S&P sector called "consumer discretionary" warrants some analysis. The first traditional diversification examination is to look at what S&P industries we have chosen within the sector, with the theory being that things in the same sector usually have the same weaknesses and strengths. This theory holds at an even stronger level for companies within the same industry group. We have traditional retailers (Big Lots), media (AOL Time Warner, Gemstar, Interpublic Group and WPP Group), and Internet retail and catalog related (Amazon.com and InterActive Corp.). It is reasonably clear that a closeout retailer like Big Lots is going to have a different return and risk profile than an advertising agency in turnaround like Interpublic Group. But let's take two companies in the same industry group with many similarities -- Amazon.com and InterActive Corp. (formerly known as USA Interactive) -- and talk a little about how the drivers of value and risk are different enough that we believe owning both names is preferable to owning only one.

  Last year, Amazon.com reported large operating losses, high debt levels, and low sales growth that suggested the company's appeal to customers might be waning. We vehemently disagreed that these were real issues for them, but nonetheless if we had been wrong, it would have caused the Amazon.com investment to fare quite poorly. The question then was, if Amazon.com did poorly, would that have meant that InterActive Corp would also do badly? We believed the answer was no. Both companies are beneficiaries of the continuing shift of retailing to the Internet. Both companies' stocks are quite sensitive to the overall market's sentiment toward Internet-based businesses. However, after those two items, the description of the value and risk drivers for the companies is quite different, and there are a variety of scenarios in which one could do well while the other does not.

  Amazon.com was not generating free cash flow and they carried a level of debt that some considered too high. The main operational focus of the company was reaching efficiency in their distribution and logistics to allow operating profitability to grow. Their success would depend on meeting many of their own internal efficiency goals, generating free cash flow, and, eventually, beginning to grow again. However, we believed that even had they not returned to growth (say, if the economy had not recovered or they began to act more like a mature retailer), that the business had significant upside from their internal execution. Additionally, their growth drivers are demand for general merchandise, opening new retail categories, very competitive pricing, intense customer service, and international expansion.

  Let's compare Amazon.com to InterActiveCorp. The mis-pricing of InterActiveCorp was due to investors looking at the business through the lens of its former media roots, despite the fact that they had changed their mix of assets to focus on Internet transactions. Only the Home Shopping Network remained from their media portfolio. There was far less execution risk than at Amazon.com, since the company was already profitable, generating free cash flow and had over $3 billion in cash. The individual company risks at InterActiveCorp were that the company would make a poor acquisition. Their success would be driven by timely and well-priced acquisitions and by the assets they already owned continuing to perform well. Ticketing, travel, online dating, and now financial services through the Lendingtree acquisition have different growth and adoption profiles than Amazon.com's general merchandise sales.

  By having them both, we think we diversified the risks of the portfolio and thus enhanced the expected return. We go through this exercise for the entire portfolio -- how Sovereign Bank is different from and the same as Radian or UnionBanCal; how Nextel is similar to or differs from Cincinnati Bell; or how Manpower and Ceridian are related and separate.

  Another implication of our focus on portfolio composition is that we may find undervalued securities that are not actually appropriate for the portfolio. We may, for example, believe that theoretical company XYZ Corp., which is in the health care services industry, is undervalued. The first question we would ask is whether it is more undervalued than, say, Wellpoint Health, which we already own. A second question would be whether the factors that would cause XYZ to go up are the same or different than those that would cause Wellpoint to go up, then we make an assessment of the risks in XYZ's investment case versus Wellpoint and all the other similar companies in the portfolio. If it turns out that we can get the same or greater level of undervaluation with fewer risks or even different risks, we may move money away from Wellpoint and into XYZ. However, it may also be the case that XYZ is a fine potential investment, but it is not better than Wellpoint either from a return or a risk standpoint, so it is not appropriate for this portfolio.

  The portfolio's composition, then, is a critical risk management tool. One way to restate our approach is that we assess risk at the company level, and we manage it at the portfolio level. The individual companies have the potential to fail, and we have the potential to be wrong about our assessment of value. But if we accept that these are risks that one must be willing to take in order to earn excess returns, then we can attempt to manage the risks so that we do not blow apart the whole portfolio under any circumstances. This is in stark contrast to many portfolios we observed during the late 1990s, which had a large number of individual stocks but scant diversity. Many of the investments then populating portfolios were dependent on continued capital spending and access to external capital on generous terms. The industries and sectors may have looked properly diversified, but when the bubble burst, companies dependent on these two factors were all negatively affected.

  The result of this is that we can have a few investments that have the potential to go up several hundred percent, but also to go down significantly. However, we can't have an entire portfolio full of those investments. There is an appropriate balance between names with the risk/return characteristics just described, and companies that have, say, 50% upside but only 20% downside or companies that we think will modestly outperform the market, but have very little risk. Again, one can't have a portfolio full of these investments either, because if you are wrong about a few names, you will never outperform with the rest of your portfolio positioned in low risk, modest return companies. Sadly, even the best companies can do much worse than expected -- picture Coke or Microsoft down about 50% from their all time highs and flat for the last five years.

  One further point: It is a fallacy that one can simply eliminate a name from past performance and look at how the portfolio would have behaved without it. We sometimes hear commentary like, "If you hadn't owned such and such last year, you wouldn't have outperformed." (Inevitably, people want to take out a positive impact stock, not a negative one, but it is equally wrong for a money manager who may make the argument that she would have outperformed if only she hadn't owned something.) The fact is, we owned what we owned. If we hadn't owned Nextel in the last twelve months, the remaining portfolio would have looked very different -- it would not have been simply the portfolio with Nextel chopped off. There were investment opportunities with similar risks and returns, similar value drivers and economic characteristics that we did not put into the portfolio because we already had Nextel. The absence of a name would have been offset by the presence of another name with similar characteristics.

Investment Activity

  During the quarter, we converted our Level 3 Communications bonds into common stock. We had purchased this investment privately from the company along with Mason Hawkins of Southeastern Asset Management, Warren Buffet of Berkshire Hathaway, and our colleague Bill Miller in the Legg Mason Opportunity Trust. We already held the common stock in the Fund, so this simply increased our position.

  We purchased five securities in the quarter. One was JetBlue, the low fare carrier, which we subsequently sold after the stock price ran up. E*TRADE Group is an Internet-based broker and bank that we believe is undervalued. E*TRADE's business model is very different than it was several years ago, having diversified with a banking operation that is solidly profitable. The company's former CEO, who was not shareholder-friendly, finally stepped aside. After his departure, we purchased the stock. Gemstar-TV Guide owns TV Guide magazine and the TV Guide Channel, as well as the Interactive Program Guide that many cable companies use to allow viewers to navigate through all their programming choices. Gemstar has some similarities to E*TRADE, in that the old management finally left, paving the way for rationalization of the business and elimination of value-destroying, shareholder-hostile behavior. Gemstar's collection of media assets has not been properly run for years, and we think that under new management they can realize a higher value.

  Pepsi Bottling Group has a fairly self-explanatory name; they bottle and distribute Pepsi products. (We love the simplicity of their mission statement -- if you look on their web site, you will see their corporate purpose: "We Sell Soda.") The company generates free cash flow consistently, and they have historically repurchased their stock. We think the stock price has been temporarily depressed by fears of the bad spring weather hurting volumes and of price competition, but we think both are adequately discounted in the stock price. Priority Healthcare, our fifth purchase, is another company that generates free cash flow and has historically repurchased stock, though their growth profile is higher than Pepsi Bottling Group's. Priority distributes specialty pharmaceuticals used for chronic conditions such as hepatitis C. These are low-volume pharmaceuticals and biotech products that require special handling and administration. The company experienced a variety of issues that slowed growth in the second quarter, but we believe their business model remains very attractive and that even at this possibly lower growth rate, the company is undervalued.

  We thank you for your support again this quarter, and as always we welcome any comments or questions.

                                                  Lisa O. Rapuano, CFA

July 21, 2003

DJIA 9096.69

Performance Information

Legg Mason Special Investment Trust, Inc.

Total Returns for One, Five and Ten Years and Life of Class, as of June 30, 2003

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Total returns as of June 30, 2003, for the Russell Mid-Cap Index and S&P Mid-Cap 400 Index are shown in the table below.

  The Fund offers two classes of shares: Primary Class and Institutional Class. Information about the Institutional Class is contained in a separate report to its shareholders.

  The table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  Total returns as of June 30, 2003, were:

                                      Special     Russell        S&P
                                     Investment   Mid-Cap    Mid-Cap 400
                                       Trust       Index        Index
------------------------------------------------------------------------
Average Annual Total Return
  Primary Class:
    One Year                           +29.43%      +2.63%      -0.71%
    Five Years                          +9.62%      +3.35%      +7.14%
    Ten Years                          +13.06%     +10.75%     +12.65%
    Life of Class(A)                   +13.34%     +12.42%     +14.28%

Cumulative Total Return
  Primary Class:
    One Year                           +29.43%      +2.63%      -0.71%
    Five Years                         +58.31%     +17.92%     +41.18%
    Ten Years                         +241.19%    +177.57%    +229.15%
    Life of Class(A)                  +794.17%    +676.30%    +934.06%
------------------------------------------------------------------------

---------------

(A ) Special Investment Trust Primary Class inception date is December 30, 1985.
     Index returns are for periods beginning December 31, 1985.

Performance Comparison of a $10,000 Investment as of June 30, 2003

  The following graph compares the Fund's total returns to the Russell Mid-Cap and S&P Mid-Cap 400 indices. The graph illustrates the cumulative total return of an initial $10,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund's results and the indices' results assume reinvestment of all dividends and distributions.

  ---------------------------------------------
                Cumulative      Average Annual
               Total Return      Total Return
  ---------------------------------------------
  One Year        +29.43%          +29.43%
  Five Years      +58.31%           +9.62%
  Ten Years      +241.19%          +13.06%
  ---------------------------------------------

[assumed investment chart]

                                               SPECIAL INVESTMENT TRUST -
                                                     PRIMARY CLASS            RUSSELL MID-CAP INDEX       S&P MID-CAP 400 INDEX
                                               --------------------------     ---------------------       ---------------------
6/30/93                                                 10000.00                    10000.00                    10000.00
9/30/93                                                 11092.00                    10535.00                    10503.00
12/31/93                                                11641.00                    10673.00                    10782.00
3/31/94                                                 11336.00                    10357.00                    10373.00
6/30/94                                                 10497.00                    10133.00                     9995.00
9/30/94                                                 11023.00                    10709.00                    10671.00
12/31/94                                                10119.00                    10449.00                    10396.00
3/31/95                                                 10614.00                    11537.00                    11247.00
6/30/95                                                 11426.00                    12502.00                    12228.00
9/30/95                                                 12416.00                    13611.00                    13421.00
12/31/95                                                12396.00                    14049.00                    13613.00
3/31/96                                                 13635.00                    14895.00                    14451.00
6/30/96                                                 14384.00                    15315.00                    14867.00
9/30/96                                                 14733.00                    15794.00                    15300.00
12/31/96                                                15948.00                    16719.00                    16227.00
3/31/97                                                 15214.00                    16582.00                    15986.00
6/30/97                                                 17624.00                    18831.00                    18336.00
9/30/97                                                 20289.00                    21332.00                    21283.00
12/31/97                                                19475.00                    21568.00                    21461.00
3/31/98                                                 21738.00                    23899.00                    23825.00
6/30/98                                                 21552.00                    23538.00                    23314.00
9/30/98                                                 17137.00                    20049.00                    19941.00
12/31/98                                                24015.00                    23746.00                    25563.00
3/31/99                                                 25402.00                    23634.00                    23932.00
6/30/99                                                 27410.00                    26200.00                    27320.00
9/30/99                                                 26539.00                    23948.00                    25025.00
12/31/99                                                32549.00                    28075.00                    29326.00
3/31/00                                                 32654.00                    30906.00                    33047.00
6/30/00                                                 30415.00                    29512.00                    31957.00
9/30/00                                                 31259.00                    31521.00                    35840.00
12/31/00                                                28642.00                    30391.00                    34460.00
3/31/01                                                 26862.00                    27201.00                    30747.00
6/30/01                                                 30715.00                    29795.00                    34793.00
9/30/01                                                 22639.00                    24473.00                    29030.00
12/31/01                                                29291.00                    28682.00                    34252.00
3/31/02                                                 31019.00                    29899.00                    36554.00
6/30/02                                                 26362.00                    27045.00                    33152.00
9/30/02                                                 23565.00                    22275.00                    27667.00
12/31/02                                                26731.00                    24040.00                    29281.00
3/31/03                                                 26416.00                    23471.00                    27982.00
6/30/03                                                 34119.00                    27757.00                    32915.00

  THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
       WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT INDICATE FUTURE PERFORMANCE.

SELECTED PORTFOLIO PERFORMANCE(B)

Strongest performers for the 2nd quarter 2003(C)
-------------------------------------------------
  1.   AmeriCredit Corp                  +159.1%
  2.   CNET Networks, Inc.               +137.1%
  3.   Amdocs Limited                     +80.7%
  4.   Research In Motion Limited         +65.5%
  5.   Sabre Holdings Corporation         +55.5%
  6.   AOL Time Warner Inc.               +48.2%
  7.   WPP Group plc                      +47.0%
  8.   InterActiveCorp                    +46.8%
  9.   The Interpublic Group of
        Companies, Inc.                   +43.9%
 10.   Caremark Rx, Inc.                  +41.5%

Weakest performers for the 2nd quarter 2003(C)
----------------------------------------------
 1.   Tenet Healthcare Corporation     -30.2%
 2.   Acxiom Corporation                -9.4%
 3.   UnionBanCal Corporation           +5.7%
 4.   Sybase, Inc.                      +7.4%
 5.   Wellpoint Health Networks
       Inc.                             +9.8%
 6.   Radian Group Inc.                 +9.9%
 7.   Symantec Corporation             +12.1%
 8.   Amazon.com, Inc., Cv., 4.75%,
       due 2/1/09                      +13.2%
 9.   Sovereign Bancorp Inc.           +13.2%
10.   Republic Services, Inc.          +14.3%

PORTFOLIO CHANGES

 Securities added during the 2nd quarter 2003
----------------------------------------------
E*TRADE Group, Inc.
Gemstar-TV Guide International, Inc.
JetBlue Airways Corporation
Priority Healthcare Corporation
The Pepsi Bottling Group, Inc.

 Securities sold during the 2nd quarter 2003
----------------------------------------------
None

---------------

(B) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they were paid.
(C) Securities held for the entire quarter.

Portfolio of Investments

June 30, 2003 (Unaudited)
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 96.6%

Consumer Discretionary -- 23.8%
 Hotels, Restaurants and Leisure -- 3.0%
 Mandalay Resort Group                                         2,500           $   79,625
                                                                               ----------
 Internet and Catalog Retail -- 12.4%
 Amazon.com, Inc.                                              5,200              189,748(A)
 InterActiveCorp                                               3,600              142,452(A)
                                                                               ----------
                                                                                  332,200
                                                                               ----------
 Media -- 6.5%
 AOL Time Warner Inc.                                          1,000               16,090(A)
 Gemstar-TV Guide International, Inc.                          5,251               26,727(A)
 The Interpublic Group of Companies, Inc.                      4,570               61,143
 WPP Group plc                                                 8,816               69,215
                                                                               ----------
                                                                                  173,175
                                                                               ----------
 Multiline Retail -- 1.9%
 Big Lots, Inc.                                                3,375               50,760(A)
                                                                               ----------
Consumer Staples -- 1.4%
 Beverages -- 1.4%
 The Pepsi Bottling Group, Inc.                                1,844               36,921
                                                                               ----------
Financials -- 16.0%
 Banks -- 4.6%
 Banknorth Group, Inc.                                         1,600               40,832
 Sovereign Bancorp Inc.                                        3,600               56,340
 UnionBanCal Corporation                                         608               25,161
                                                                               ----------
                                                                                  122,333
                                                                               ----------
 Diversified Financials -- 6.1%
 AmeriCredit Corp.                                             4,000               34,200(A)
 E*TRADE Group, Inc.                                           1,096                9,314(A)
 Providian Financial Corporation                              13,000              120,380(A)
                                                                               ----------
                                                                                  163,894
                                                                               ----------
 Insurance -- 5.3%
 Radian Group Inc.                                             2,500               91,625
 UnumProvident Corporation                                     3,651               48,959
                                                                               ----------
                                                                                  140,584
                                                                               ----------

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Health Care -- 13.8%
 Biotechnology -- 0.7%
 Cell Genesys, Inc.                                            2,100           $   18,144(A,B)
                                                                               ----------
 Health Care Providers and Services -- 13.1%
 Anthem, Inc.                                                    630               48,604(A)
 Caremark Rx, Inc.                                             4,200              107,856(A)
 Priority Healthcare Corporation                               1,547               28,701(A)
 Tenet Healthcare Corporation                                  2,500               29,125(A)
 Wellpoint Health Networks Inc.                                1,600              134,880(A)
                                                                               ----------
                                                                                  349,166
                                                                               ----------
Industrials -- 9.3%
 Airlines -- 0.2%
 JetBlue Airways Corporation                                     128                5,392(A)
                                                                               ----------
 Commercial Services and Supplies -- 9.1%
 Ceridian Corporation                                          3,000               50,910(A)
 Manpower Inc.                                                 1,601               59,381
 Republic Services, Inc.                                       4,634              105,048(A)
 Sabre Holdings Corporation                                    1,154               28,451
                                                                               ----------
                                                                                  243,790
                                                                               ----------
Information Technology -- 14.4%
 Communications Equipment -- 1.9%
 Research In Motion Limited                                    2,300               49,703(A)
                                                                               ----------
 Internet Software and Services -- 3.0%
 CNET Networks, Inc.                                          13,000               80,990(A,B)
                                                                               ----------
 IT Consulting and Services -- 4.1%
 Accenture Ltd.                                                2,737               49,518(A)
 Acxiom Corporation                                            4,000               60,360(A)
                                                                               ----------
                                                                                  109,878
                                                                               ----------
 Software -- 5.4%
 Amdocs Limited                                                1,614               38,726(A)
 Sybase, Inc.                                                  5,179               72,044(A,B)
 Symantec Corporation                                            775               33,992(A)
                                                                               ----------
                                                                                  144,762
                                                                               ----------

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Telecommunication Services -- 17.9%
   Diversified Telecommunication Services -- 11.5%
   Cincinnati Bell Inc.                                       13,815           $   92,560(A,B)
   Level 3 Communications, Inc.                               32,324              214,631(A,B)
                                                                               ----------
                                                                                  307,191
                                                                               ----------
   Wireless Telecommunication Services -- 6.4%
   Nextel Communications, Inc.                                 9,500              171,760(A)
                                                                               ----------
Total Common Stock and Equity Interests
   (Identified Cost -- $1,763,635)                                              2,580,268
-----------------------------------------------------------------------------------------
Corporate and Other Bonds -- 1.6%

Amazon.com, Inc., Cv., 4.75% due 2/1/09                      $45,000               42,581
                                                                               ----------
Total Corporate and Other Bonds (Identified
 Cost -- $26,086)                                                                  42,581
-----------------------------------------------------------------------------------------
Repurchase Agreements -- 1.7%

J.P. Morgan Chase & Co. 1.13%, dated 6/30/03, to be
 repurchased at $22,976 on 7/1/03 (Collateral: $18,636
 Fannie Mae notes, 6.625%, due 11/15/10, value $23,449)       22,975               22,975

State Street Bank and Trust Company
 1.12%, dated 6/30/03, to be repurchased at $22,976 on
 7/1/03 (Collateral: $23,150 Sallie Mae notes, 3.15%, due
 10/24/03, value $23,438)                                     22,975               22,975
                                                                               ----------
Total Repurchase Agreements (Identified Cost -- $45,950)                           45,950
-----------------------------------------------------------------------------------------
Total Investments -- 99.9% (Identified Cost -- $1,835,671)                      2,668,799
Other Assets Less Liabilities -- 0.1%                                               1,583
                                                                               ----------

NET ASSETS -- 100.0%                                                           $2,670,382
                                                                               ==========

NET ASSET VALUE PER SHARE:
 PRIMARY CLASS                                                                     $37.82
                                                                               ==========
 INSTITUTIONAL CLASS                                                               $42.04
                                                                               ==========
-----------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2003, the total market value of Affiliated Companies was $478,369, and the identified cost was $445,779.

                        Investment Adviser
                          Legg Mason Funds Management, Inc.
                          Baltimore, MD

                        Board of Directors
                          John F. Curley, Jr., Chairman
                          Mark R. Fetting, President
                          Richard G. Gilmore
                          Arnold L. Lehman
                          Robin J. W. Masters
                          Dr. Jill E. McGovern
                          Arthur S. Mehlman
                          G. Peter O'Brien
                          S. Ford Rowan

                        Transfer and Shareholder Servicing Agent
                          Boston Financial Data Services
                          Braintree, MA

                        Custodian
                          State Street Bank & Trust Company
                          Boston, MA

                        Counsel
                          Kirkpatrick & Lockhart LLP
                          Washington, DC

                        Independent Accountants
                          PricewaterhouseCoopers LLP
                          Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a current prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                  410-539-0000


LMF-285
8/03